JOINT FILER INFORMATION

NAME: DANIEL B. ZWIRN
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)
------------------------

DATE OF EVENT REQUIRING STATEMENT: April 3, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, LTD.
----

ADDRESS:    c/o  GlobeOp Financial Services LLC ("GlobeOp")
-------     156 West 56th Street, 6th Floor
            New York, NY 10019

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)
------------------------

DATE OF EVENT REQUIRING STATEMENT: April 3, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: D.B. ZWIRN SPECIAL OPPORTUNITIES FUND, L.P.
----

ADDRESS:    c/o D.B. Zwirn & Co., L.P.
-------     745 Fifth Avenue, 18th Floor
            New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)
------------------------

DATE OF EVENT REQUIRING STATEMENT: April 3, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: ZWIRN HOLDINGS, LLC
----

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)
------------------------

DATE OF EVENT REQUIRING STATEMENT: April 3, 2008
---------------------------------

                             JOINT FILER INFORMATION

NAME: DBZ GP, LLC
----

ADDRESS:  c/o D.B. Zwirn & Co., L.P.
-------   745 Fifth Avenue, 18th Floor
          New York, NY 10151

DESIGNATED FILER: D.B. Zwirn & Co., L.P.
----------------

ISSUER AND TICKER SYMBOL: Ascend Acquisition Corp. (ASAQ)
------------------------

DATE OF EVENT REQUIRING STATEMENT: April 3, 2008
---------------------------------